UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 3, 2014

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Zayo Group, LLC

(Exact name of registrant as specified in its charter)

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Delaware	333-169979	26-169979
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant’s Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of December 3, 2014, the Board of Managers (the “Board”) of Zayo Group, LLC (the “Company”) amended and restated the Company’s Operating Agreement (the “Amended and Restated Operating Agreement”) to reflect that it is no longer an indirect, wholly owned subsidiary of Communications Infrastructure Investments, LLC (“CII”) following the initial public offering of common stock of Zayo Group Holdings, Inc. (“ZGH”), the direct parent of the Company. Specifically, the Amended and Restated Operating Agreement changed the composition of the Company’s Board such that the directors of ZGH shall at all times be the members of the Company’s Board and removed the concept of a capital commitment. The foregoing description is qualified in its entirety by reference to the terms of the Amended and Restated Operating Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a)	Exhibits. The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description
3.1	Amended and Restated Operating Agreement of Zayo Group, LLC dated December 3, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group, LLC

By:	/s/ Ken desGarennes
Name:	Ken desGarennes
Title:	Chief Financial Officer

DATED: December 9, 2014

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Operating Agreement of Zayo Group, LLC dated December 3, 2014.